SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  [X]
Filed by the Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         WYMAN PARK BANCORPORATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

     $125 per Exchange Act Rules  O-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

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     2.   Aggregate number of securities to which transaction applies:

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     3.   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4.   Proposed maximum aggregate value of transaction:

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     5.   Total fee Paid:

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[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount previously paid:
                             ---------------------------------------------------

2.   Form, Schedule or Registration Statement No.:
                                                  ------------------------------

3.   Filing Party:
                  --------------------------------------------------------------

4.   Date Filed:
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


                  [WYMAN PARK BANCORPORATION, INC. LETTERHEAD]

                               September 21, 2001



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Wyman Park Bancorporation, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 3:00 p.m., local time, on October 17, 2001 at the main office located at 11 West Ridgely Road, Lutherville, Maryland.

     In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on the Company's fiscal year 2001 financial and operating performance.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year stockholders are being asked to vote on the election of three directors.

     I encourage you to attend the meeting in person. Whether or not you attend the meeting, please complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save your Company the additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy card.

     Thank you for your attention to this important matter.

                                        Sincerely,

                                        /S/ Ernest A. Moretti

                                        ERNEST A. MORETTI
                                        President and Chief Executive Officer

                         WYMAN PARK BANCORPORATION, INC.
                              11 West Ridgely Road
                           Lutherville, Maryland 21093
                                 (410) 252-6450


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 17, 2001


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Wyman Park Bancorporation, Inc. (the "Company") will be held at the Company's main office located at 11 West Ridgely Road, Lutherville, Maryland at 3:00 p.m., Lutherville, Maryland time, on October 17, 2001.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Company; and

     2. Such other matters as may properly come before the Meeting, or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on August 31, 2001 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /S/ Ernest A. Moretti

                                      Ernest A. Moretti
                                      President and Chief Executive Officer

Lutherville, Maryland
September 21, 2001

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT


                         WYMAN PARK BANCORPORATION, INC.
                              11 West Ridgely Road
                           Lutherville, Maryland 21093
                                 (410) 252-6450


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 17, 2001


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Wyman Park Bancorporation, Inc. (the "Company"), the parent company of Wyman Park Federal Savings & Loan Association (the "Association" or "Wyman Park"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office located at 11 West Ridgely Road, Lutherville, Maryland on October 17, 2001, at 3:00 p.m., local time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 21, 2001.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors.

Vote Required and Proxy Information

     All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed proxy card and acting thereunder will vote on such matters at the direction of the Company's Board of Directors.

     The directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proxies marked to abstain with respect to a proposal have the same effect as votes against a proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, Wyman Park Bancorporation, Inc., 11 West Ridgely Road, Lutherville, Maryland 21093.

     Stockholders of record as of the close of business on August 31, 2001 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 822,490 shares of Common Stock issued and outstanding.

Voting Securities and Principal Holders of Securities

     The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than 5% of the Common Stock and the share ownership of all directors and executive officers of the Company and the Association as a group.

                                                      Shares
                                                      Beneficially    Percent
       Beneficial Owner                               Owned           of Class
       ----------------                               -----           --------

Terry Maltese,                                         60,000           7.29%
SOAM Holdings, LLC and
Sandler O'Neill Asset Management LLC
780 Third Avenue, 30th Floor
New York, New York 10017(1)

Wyman Park Bancorporation, Inc.'s
   Employee Stock Ownership Plan(2)                   147,989          17.99%

Directors and executive officers of the Company
  and the Association, as a group (11 persons)(3)     220,016          24.13%

(1) As reported by Sandler O'Neill Asset Management LLC ("SOAM"); SOAM Holdings, LLC ("Holdings"); Malta Partners, L.P. ("MP"); Malta Hedge Fund, L.P. ("MHF"); Malta Partners II, L.P. ("MPII"); Malta Hedge Fund II, L.P. ("MHFII"), Malta Offshore, Ltd. ("MO") and Terry Maltese in a statement as of August 10, 2000 on Amendment No. 3 to a Schedule 13D under the Exchange Act. MP beneficially owned 7,400 shares of Common Stock (approximately .08% of the shares outstanding); MHF beneficially owned 6,700 shares of Common Stock (approximately .07% of the shares outstanding); MPII beneficially owned 25,200 shares of Common Stock (approximately 2.8% of the shares outstanding); MHFII beneficially owned 16,600 shares of Common Stock (approximately 1.8% of the shares outstanding); MO beneficially owned 4,100 shares of Common Stock (approximately 0.5% of the shares outstanding); Holdings owned zero shares directly, but may be deemed to beneficially own 55,900 shares of Common Stock because of its position as general partner of MP, MHF, MPII and MHFII; SOAM owned zero shares directly, but may be deemed to beneficially own 60,000 shares of Common Stock by reason of its position as management company for MP, MHF, MPII, MHFII and MO; and Mr. Maltese owns zero shares directly, but may be deemed to beneficially own 60,000 shares of Common Stock by reason of his position as President of Holdings and SOAM. Terry Maltese, SOAM and Holdings each reported shared voting and dispositive power with respect to all shares reported. MP reported shared voting and dispositive power with respect to 7,400 shares; MPII reported shared voting and dispositive power with respect to 25,200 shares; MHF reported shared voting and dispositive power with respect to 6,700 shares, MHFII reported shared voting and dispositive power with respect to 16,600 shares, and MO reported shared voting and dispositive power with respect to 4,100 shares.
(2) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 64,873 of which have been allocated to accounts of participants. First Bankers Trust Co., N.A., the Trustee of the ESOP, may be deemed beneficially to own the shares held by the ESOP which have not been allocated to the participants.

(3) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. Also includes 5,961 shares as to which each director, other than Mr. Moretti, has options for purchase, exercisable within 60 days of the Record Date. Mr. Moretti holds options to purchase 29,808 shares, which are exercisable within 60 days of the Record Date. Mr. Robinson and Ms. Snyder each have options to acquire 5,961 shares, exercisable within 60 days of the Record Date.

PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is presently composed of nine members, each of whom is also a director of the Association. Directors of the Company are elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and the nominees for election as directors at the Meeting. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting FOR the election of the nominees identified in the following table. If such nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

     The Board of Directors recommends a vote "FOR" each of the nominees listed below.

                                                                              Current       Shares of Common
                                                                              Term of      Stock Beneficially       Percent
                                                                   Director   Office            Owned at               Of
Name                      Age(1)   Position(s) Held                Since      Expires      August 31, 2001(2)        Class
----                      ------   ----------------                -----      -------      ------------------        -----

                                      NOMINEES FOR TERMS TO EXPIRE IN 2004
Allan B. Heaver             49     Director                         1983        2001             14,537              1.75%
H. Douglas Huether          75     Director                         1965        2001             19,537              2.36%
Jay H. Salkin               62     Director                         1995        2001             22,737              2.74%

                                         DIRECTORS CONTINUING IN OFFICE

Ernest A. Moretti           60     Director, President and Chief    1989        2002             68,874              8.08%
                                   Executive Officer
John K. White               69     Director                         1987        2002             12,537              1.51%
G. Scott Barhight           44     Director                         1996        2002              7,887              0.95%
John R. Beever              68     Director                         1984        2003             17,537              2.12%
Albert M. Copp              66     Director                         1992        2003              8,697              1.05%
Gilbert D. Marsiglia        63     Director                         1988        2003             12,037              1.45%

(1)  At June 30, 2001.
(2) For the definition of beneficial ownership and information regarding shares beneficially owned, see Footnote 3 of the preceding table.

     The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

     Allan B. Heaver. Since 1986, Mr. Heaver has served as the Managing General Partner of Heaver Properties, a commercial real estate management/development company located in Lutherville, Maryland.

     H. Douglas Huether. Since 1970, Mr. Huether has served as President of Independent Can Company, a metal can manufacturing company located in Bel Camp, Maryland and is currently its Chairman of the Board.

     Jay H. Salkin. Since 1981, Mr. Salkin has served as Senior Vice President - Branch Manager of Advest, Inc., an investment brokerage company. The branch is located in Lutherville, Maryland. Mr. Salkin is on the Board of Directors of Advest, Inc., the principal subsidiary of Advest Group, Inc.

     Ernest A. Moretti. Mr. Moretti is President and Chief Executive Officer of the Association, a position he has held since 1989, and is also President and Chief Executive Officer of the Company.

     John K. White. For over 25 years prior to his retirement in 1996, Mr. White served as Executive Vice President and is a current member of the Board of Directors of the Baltimore Life Insurance Company and Life of Maryland Insurance. From 1996-98, Mr. White was the owner's representative on a construction project for Villa Julie College.

     G. Scott Barhight. Mr. Barhight has been a partner with the law firm of Whiteford, Taylor & Preston, LLP located in Towson, Maryland, since 1992.

     John R. Beever. Mr. Beever has been retired since 1998. From 1967 until that time, Mr. Beever served as President and Chairman of the Board of John Dittmar & Sons, Inc., a manufacturer of architectural woodwork headquartered in Baltimore, Maryland.

     Albert M. Copp. Since 1983, Mr. Copp has been a co-owner and president of Woodhall Wine Cellars. He is also a principal of Woodhall Associates, a land management consulting firm.

     Gilbert D. Marsiglia, Sr. Mr. Marsiglia is the President of the real estate brokerage firm of Gilbert D. Marsiglia & Co., Inc. located in Lutherville, Maryland, a position he has held since 1973.

Executive Officers Who Are Not Directors

     Officers are elected annually by the Board of Directors of the Company. The business experiences of the executive officers who are not also directors are set forth below.

     Ronald W. Robinson. Mr. Robinson, age 56, currently serves as Treasurer of the Association and the Chief Financial Officer of the Company. Mr. Robinson has been employed by the Association since 1990 and by the Company since its formation.

     Charmaine M. Snyder. Ms. Snyder, age 44, serves as the Association's Corporate Secretary and Loan Servicing Manager and Corporate Secretary of the Company. Ms. Snyder has been employed by the Association since 1976 and by the Company since its formation.

Meetings and Committees of the Board of Directors

     The Company's Board of Directors meets at least monthly. During the fiscal year ended June 30, 2001, the Board of Directors held twelve meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period.

     The Company has various standing committees, including Nominating, Audit and Compensation Committees.

     The entire Board of Directors acts as the Nominating Committee to nominate candidates for membership on the Board of Directors. The Company will not consider nominees recommended by stockholders. Instead, stockholders may nominate persons by following the procedures set forth in the Company's bylaws. During fiscal year 2001, the Board met once in its capacity as a nominating committee.

     The Audit Committee meets annually to review the annual audit of the Company's independent accountants and to recommend the appointment by the Board of Directors of independent accountants for the following fiscal year. This committee met once in fiscal year 2001 and is comprised of Directors Heaver, Marsiglia, and Salkin. Each of the directors who serve on the Audit Committee are "independent" of the Company, as the term "independent" is defined under Rule 4200 of the listing standards of the National Association of Security Dealers, Inc. For fiscal year 2002, the Chairman of the Audit Committee will be Mr. Salkin. This committee meets at least annually to (1) monitor the accounting and financial reporting practices of the Company, and (2) determine whether the Company has adequate administrative, operating and internal accounting controls. The Company's Board of Directors has not yet adopted a written charter for the Audit Committee. A copy of the Audit Committee Report is attached as Appendix A.

     The Compensation Committee meets on an as-needed basis, but at least once during a fiscal year for the purpose of reviewing officers' salaries and bonuses. This committee met two times during fiscal year 2001. The members of this committee are Directors Copp, Heaver, Huether, Moretti and White.

Director Compensation

     Directors are currently not compensated for membership on the Board of Directors of the Company. Each director of the Company is also a director of the Association and, in that capacity, is currently paid a fee of $575 for each regular meeting attended. Non-employee directors also receive committee fees of $175 for each meeting attended. Directors who are also employees of the Company or the Association receive fees for Board meetings but do not receive fees for participation on any committees.

     Directors currently participate in both the Company's Stock Option Plan and its Recognition and Retention Plan. The Company offers a Deferred Compensation Plan for Directors, but currently no Director is participating.

     There are no consulting contracts or other business arrangements between the Company and the Directors.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. The following table sets forth information concerning the compensation paid or granted to the Association's Chief Executive Officer for services rendered by the Association's Chief Executive Officer. No other executive officer of the Association has aggregate compensation (salary plus bonus) in excess of $100,000 in fiscal year 2001.

                                                           Summary Compensation Table
                                  ------------------------------------------------------------------------------------

                                                                              Long-Term Compensation
                                                 Annual Compensation                  Award
                                        ------------------------------------  ----------------------
                                                                              Restricted
      Name and Principal                                      Other Annual     Stock(4)   Options/       All Other
         Position                 Year  Salary($)  Bonus($)  Compensation($)  Award($)(1) SARs(#)(2)   Compensation($)
--------------------------------  ----  ---------  --------  ---------------  ----------- ----------   ---------------
   Ernest A. Moretti              2001  $ 115,000   17,448      $    --        $     --         -/-      $ 89,122(3)
   President, Chief Executive     2000    115,000   20,145           --              --         -/-        82,243
   Officer and Director           1999    115,000   28,235           --         111,287      49,681        73,731

-------------
(1) 10,117 shares of Common Stock were granted on January 20, 1999 and vest over 5 years.

(2) As adjusted to reflect the Company's return of capital distribution on June 21, 1999. Options vest over 5 years and as of June 30, 2001, Mr. Moretti was vested in 60% or options for 29,808 shares.

(3) Includes $5,766 of life, health and disability premiums paid by the Association, $707 paid by the Association in discretionary contributions pursuant to the Association's 401(k) Plan, accrued interest of $37,931 to fund the executive supplemental retirement plan for Mr. Moretti, the value of a car provided to Mr. Moretti of $1,336, the value of 5,032 shares allocated to Mr. Moretti under the Company's ESOP at June 30, 2001, and $6,900 in fees paid to Mr. Moretti in his capacity as a Director of the Association.

(4) Dividends on such shares are payable to the individual in either cash or common stock of the company, at the discretion of the trustees of the Company's Recognition and Retention Plan.


     Aggregated Option Exercises in Fiscal Year 2001 and Year-End Option Values. The following table sets forth information concerning the value of options held by the named executive officers at the end of the fiscal year.

                                                                  Number of Securities
                                                                 Underlying Unexercised          Value of Unexercised
                                                               Options at Fiscal Year End      In-the-Money Options at
                                                                Exercisable/Unexercisable        Fiscal Year End (a)
                       Shares Acquired on        Value          -------------------------        -------------------
      Name                Exercise (#)        Realized ($)         (Number of Shares)         Exercisable/Unexercisable
      ----                ------------        ------------         ------------------         -------------------------
Ernest Moretti                ---                 ---                29,808/19,873                 $49,183/$32,790
                           ---------           ---------

(a) Represents the difference between fair market value of underlying Common Stock at year-end (based on the most recent sales price known to management) and the exercise price. Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the Option and out-of-the-money if the exercise price of unexercisable options exceeds current fair market value.

     Employment Agreement. The Association has an employment contract with Mr. Moretti. The agreement provides for a salary of $115,000, contains bonus provisions tied to the Association's performance and has a term of three years (subject to an annual extension for an additional year following an annual performance review). The agreement provides that under certain circumstances, including a change in control, Mr. Moretti would be entitled, subject to certain limitations, to a severance payment in lieu of salary equal to a percentage of his base amount of compensation, as defined. The contract provides for termination upon the employee's death, for cause or in certain events specified by regulations of the Office of Thrift Supervision. The employment contract is terminable by the employee upon 90 days' notice to the Association.

     In the event there is a change in control of the Association, as defined in the agreement, if employment terminates involuntarily in connection with such change in control or within 12 months thereafter, the employment contract provides for a payment equal to 299% of Mr. Moretti's "base amount" of compensation as that term is defined in the Internal Revenue Code. Assuming a change in control were to take place as of June 30, 2001, the aggregate amounts payable to Mr. Moretti pursuant to this change in control provision would have been approximately $343,850.

     The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The employment contract may have an "anti-takeover" effect that could adversely affect a proposed future acquisition of control of the Company.

     Executive Supplemental Retirement Plan. Effective in fiscal year 1998, the Association adopted the Wyman Park Federal Savings and Loan Association Executive Supplemental Retirement Plan (the "SERP") for the benefit of Mr. Moretti. The SERP provides for payment of a specified amount to Mr. Moretti, as President of the Association, upon the occurrence of the later of (i) Mr. Moretti's attainment of age 65 or (ii) the termination (other than for cause) of Mr. Moretti as President of the Association ("Payment Event"). Specifically, upon the occurrence of a Payment Event, Mr. Moretti shall be entitled to an annual amount, payable in twelve (12) monthly installments, over the greater of the life of Mr. Moretti or one hundred twenty (120) months, equal to the excess of (A) sixty-five percent of Mr. Moretti's highest five-year average annual compensation, as defined in the defined benefit retirement plan provided by the Association (the "Qualified Plan"), but without regard to the limitations imposed by Section 401(a)(17) of the Internal Revenue Code of 1986, as amended, reduced by (B) Mr. Moretti's annualized monthly retirement benefit payable under the Qualified Plan under the normal form of benefit, as defined as of September 30, 1997, under the Qualified Plan, such form being a 10-year certain and continuous annuity.

Certain Transactions

     The Association has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Association's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

                            INDEPENDENT ACCOUNTANTS

     Anderson Associates, LLP, independent accountants, was appointed by the Board of Directors of the Company and served as the Company's auditors for the fiscal year ending June 30, 2001. Representatives of Anderson Associates, LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire. The Company is in the process of soliciting bids to select independent accountants to be its auditors for the fiscal year ending June 30, 2002.

Audit Fees

     During the year ended June 30, 2001, the Company incurred the following principal independent auditor fees:

     Audit Fees(a):                                                 $ 30,300
     Financial Information Systems Design and Implementation Fees:       -0-
     All Other Fees:                                                   3,650(b)

--------
(a) Includes fees related to annual report on Form 10-KSB and quarterly reports on Form 10-QSB.
(b) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-10% shareholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representation from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during the year ended June 30, 2001, all such filing requirements were satisfied.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 11 West Ridgely Road, Lutherville, Maryland 21093, no later than May 24, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Otherwise, any stockholder proposal to take action at such meeting must be received at the Company's executive office, at 11 West Ridgely Road, Lutherville, Maryland 21093 on or before September 16, 2002 (30 days prior to next year's anticipated annual meeting date). In the event that the date of next year's annual meeting changes, a stockholder proposal must be received not later than 30 days prior to the new date of such annual meeting; provided, however, that in the event that less than 40 days notice of the new date of annual meeting is given or made to stockholders, notice of a proposal by a stockholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the new date of the annual meeting was mailed. If the Company is not notified of a stockholder proposal by September 16, 2002, then the Company may have the discretion to vote the proxies against such stockholder proposal, even though such proposal is not discussed in the proxy statement. All stockholder proposals must also comply with the Company's bylaws and Delaware law.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 2001 Annual Report to Shareholders (the "Annual Report"), including financial statements, has been mailed to all persons who were shareholders of record as of the close of business on the Record Date. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of this proxy solicitation material or as having been incorporated herein by reference.

Lutherville, Maryland
September 21, 2001

Appendix A

                             Audit Committee Report

     The Board of Directors of the Company has appointed an Audit Committee, consisting of three directors, which assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, as amended, and has discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

     The Audit Committee reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those matters described in Statement on Auditing Standards No. 61, as amended, Communication with Audit Committee, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended June 30, 2001, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements and expressing an opinion on the conformity of those audited financial statements with generally accounting principles. The Audit Committee held one meeting during fiscal year 2001.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, for filing with the Securities and Exchange Commission.

September 19, 2001                               Jay H. Salkin, Chairman
                                                 Allan B. Heaver, Member
                                                 Gilbert D. Marsiglia, Member

                         WYMAN PARK BANCORPORATION, INC.
                              11 West Ridgley Road
                           Lutherville, Maryland 21093

                     REVOCABLE PROXY FOR THE ANNUAL MEETING
                                 OF STOCKHOLDERS
                                October 17, 2001

     The undersigned hereby constitutes and appoints Ernest A. Moretti, John R. Beever and John K. White, and each of them, the proxies of the undersigned, with full powers of substitution, to attend the Annual Meeting of Stockholders of Wyman Park Bancorporation, Inc. (the "Company") to be held at the main office located at 11 West Ridgely Road, Lutherville, Maryland, on October 17, 2001 at 3:00 p.m., local time, and any adjournments thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote, upon the following matters.

     This proxy is solicited by the Board of Directors of the Company, will be voted in accordance with the instructions marked herein, and will be voted FOR the election of directors and as determined by a majority of the Board of Directors as to other matters, if no instructions to the contrary are marked herein.

     1.   The Election of Directors: Allan B. Heaver, H. Douglas Huether and Jay
          H. Salkin

     [_]  FOR all nominees listed above              [_]  WITHHOLD AUTHORITY to
          (except as marked to the                        vote for all nominees
          contrary below).                                listed above.

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name below.)

--------------------------------------------------------------------------------

     2. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.


     The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of the Stockholders and Proxy Statement and the Annual Report to Stockholders for the fiscal year ended June 30, 2001, and hereby revokes any proxy heretofore given. This proxy may be revoked at any time before its exercise.


Date:
       -------------------------------------------------------
Signature:
            --------------------------------------------------
Signature:
            --------------------------------------------------


Please mark, date and sign as your name appears herein and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signor is a corporation, please sign the full name by duly appointed officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each shareholder named should sign.